SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant : ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
SPANISH BROADCASTING SYSTEM, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 3, 2009.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
• Notice of Annual Meeting
• Proxy Statement, and
• 10-K Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
To facilitate timely delivery please make the request as instructed below on or before May 22, 2009.
To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the12-digit Control# (located on the following page)in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
SPANISH BROADCASTING SYSTEMS, INC.
2601 S BAYSHORE DRIVE P2
COCONUT GROVE, fl 33132
SPANISH BROADCASTING SYSTEM, INC.
Vote In Person
Many stockholder meetings have
attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the
Meeting you will need to request a ballot to vote these shares.
Vote By Internet To vote now by Internet, go
to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.
Vote By Mail
You can vote by mail by requesting a paper copy of the materials.
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Meeting Location
The Annual Meeting for holders as of April 16, 2009
is to be held on June 3, 2009 at 2:00 p.m., EDT
at: The Corporate Offices of Spanish Broadcasting System
2601 South Bayshore, 4th Floor
Coconut Grove, FL 33133
For directions to the annual meeting, please visit
www.spanishbroadcasting.com/directionstosbs.html
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Voting items
The Board of Directors recommends that you vote “FOR” the following:
1. Election of Directors
Nominees:
01) Raúl Alarcón, Jr.
02) Joseph A. Garcia
03) Antonio S. Fernandez
04) José A. Villamil
05) Mitchell A. Yelen
06) Jason L. Shrinsky
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